SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

COLLINS & AIKMAN FLOORCOVERINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22791	58-2151061
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

311 Smith Industrial Boulevard, Dalton, Georgia 30721

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

(706) 259-9711

None
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On October 27, 2004, Mac Bridger, CEO, and Len Ferro, CFO, of Collins & Aikman Floorcoverings, Inc., made a presentation at the CSFB Leveraged Finance Building Products Investor Conference in New York, New York. A copy of the slide presentation is attached as Exhibit 99.1, and can also be found at the company’s website, www.cafloorcoverings.com

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description

99.1	October 27, 2004 Slide Presentation by Collins & Aiman Floorcoverings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLINS & AIKMAN FLOORCOVERINGS, INC. (Registrant)
October 27, 2004

	By:	/s/ Leonard F. Ferro
Leonard F. Ferro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	October 27, 2004 Slide Presentation by Collins & Aikman Floorcoverings, Inc.